Merrill Lynch Global Balanced Fund
                             of Mercury Funds, Inc.

                     Supplement dated August 2, 2002 to the
            Statement of Additional Information dated March 28, 2002




     Effective immediately, please note the following changes to the Statement of Additional Information:

     In the section captioned "Derivatives - Options on Securities and Securities Indices - Purchasing Call Options" on page 11, the following sentence is hereby deleted:

     "However, the Fund will not purchase put or call options on securities if as a result of such purchase the aggregate cost of outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets."

     In the section captioned "Derivatives - Foreign Exchange Transactions - Forward Foreign Exchange Transactions" on page 13, the following sentence is hereby deleted:

     "The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund will have more than 15% of its value committed to such contracts."

     In the section captioned "Derivatives - Foreign Exchange Transactions - Limitations on Currency Hedging" on page 14, the following sentence is hereby deleted:

     "The Fund will not incur potential net liabilities of more than 20% of its total assets from Currency Instruments."

     In the section captioned "Exchange Privilege - Exchanges of Class B and Class C Shares" on page 44, the last two sentences of the third paragraph are hereby deleted:

     "Class B shares of the Fund and certain other Select Pricing Funds purchased prior to June 1, 2001 are subject to the four-year CDSC schedule in effect at that time. This four-year CDSC schedule will also apply to Class B shares received in exchange for such shares."





CODE # 19055-0302ALL